September 22, 1997

                    VOYAGEUR MUTUAL FUNDS III, INC.
                       Tax-Efficient Equity Fund
                        A Class/B Class/C Class

             Supplement to Prospectus dated August 28, 1997


The following replaces the first footnote under the Shareholder
Transaction Expenses Table under Summary of Expenses:

* Class A purchases of $1 million or more may be made at net asset value. However, if in connection with any such purchase a dealer commission is paid to the financial adviser through whom such purchase is effected, a CDSC of 1% will be imposed on certain redemptions within 12 months of purchase ("Limited
     CDSC"). See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange, for more information concerning the Limited CDSC and other circumstances where a CDSC may be imposed on redemptions of Class A Shares.


The following replaces the first footnote for the expense illustration provided under Summary of Expenses:

1 Generally, no redemption charge is assessed upon redemption of Class A Shares. Under certain circumstances, however, a Limited CDSC or other CDSC, which has not been reflected in this calculation, may be imposed on certain redemptions.
     See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.


The following supplements the section Buying Class A Shares at Net Asset Value under Classes of Shares:

     For the period September 22, 1997 through December 31,
1997, Class A Shares of the Fund may be purchased at net asset value by any investor participating in the HD Vest Financial Advisors' NAV Purchase Program for purchases of less than $1 million. However, a contingent deferred sales charge may apply upon redemption of such shares. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

The following supplements the section Contingent Deferred Sales
Charge for Certain Redemptions of Class A Shares Purchased at Net
Asset Value under Redemption and Exchange:

     A contingent deferred sales charge will be imposed on redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) made within two years of purchase, if such shares were purchased at net asset value pursuant to the HD Vest Financial Advisors' NAV Purchase Program. The contingent deferred sales charge will be paid to the Distributor and will be equal to the lesser of 2.5% of: (1) the net asset value at the time of purchase of Class A Shares being redeemed; or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class A Shares even if those shares are later exchanged for shares of another Delaware Group fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in exchange.